UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 21, 2008

Date of Report (Date of earliest event reported)

Captaris, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-25186	91-1190085
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 116th Ave SE, Suite 400

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 455-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01	Other Events.

On October 21, 2008 Captaris, Inc. (“Captaris”) issued a press release announcing that it has reached an agreement with the plaintiff to settle the lawsuit captioned Harvey v. Anastasi, et al., No. 08-2-31902-4 SEA (the “Lawsuit”), filed in King County Superior Court in Washington (the “Court”). The settlement, which requires the Court’s approval, provides that the Lawsuit will be dismissed with prejudice against all defendants. Without agreeing that any of the claims in the Lawsuit have any merit, Captaris has agreed, pursuant to the settlement, to make certain supplemental disclosures concerning the previously-announced merger of Captaris with Open Text, Inc. In addition, the settlement provides that Captaris will pay plaintiff’s attorneys fees as awarded by the Court. The foregoing description of the press release does not purport to be complete and is qualified in its entirety by reference to the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

Captaris shareholders are urged to read the Proxy Statement (including any amendments or supplements to the Proxy Statement) regarding the proposed transaction before making any voting decision with respect to the merger. The Proxy Statement contains important information about Captaris, Open Text and the proposed transaction. Captaris shareholders may obtain a copy of the Proxy Statement and other relevant documents without charge at the Internet site of the Securities and Exchange Commission (the “SEC”) (http://www.sec.gov). Copies of the Proxy Statement, the other relevant documents and the filings with the SEC that are incorporated by reference in the Proxy Statement also can be obtained, without charge, by directing a request to Captaris at 301 116th Ave. S.E., Suite 400, Bellevue, Washington, 98004-6446, USA, Attention: Corporate Secretary.

Participants in the Solicitation

Captaris and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Captaris in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction is included in the Proxy Statement. Additional information regarding the directors and executive officers of Captaris is also included in Captaris’s annual report on Form 10-K filed with the SEC on March 17, 2008, as amended on April 29, 2008.

Forward-Looking Statements

This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Captaris and Open Text have signed an agreement for a subsidiary of Open Text to merge with and into Captaris, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if Captaris does not receive necessary approval of its shareholders or if either Captaris or Open Text fails to satisfy other conditions to closing. Other risks and uncertainties to which Captaris is subject are discussed in its reports filed with the SEC under the caption “Risk Factors” and elsewhere, including, without limitation, its annual report on Form 10-K filed with the SEC on March 17, 2008, as amended on April 29, 2008. One or more of these factors have affected, and could affect Captaris’s business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and Captaris undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

By:	/s/ PETER PAPANO
Peter Papano Chief Financial Officer

Dated: October 21, 2008